Challenges for Small to Medium Sized Enterprises (SMEs) in China

ChinaNet Online

connecting dreams for success

Contents

- Overview
- Factors leading to current conditions
  - Macro-control economic environment
  - Operating conditions of SMEs
- Conclusion

Overview

- With several business owners in Wenzhou leaving the country, SMEs have clearly suffered with unmet capital needs and reduced profitability. The majority of ChinaNet clients are currently SMEs, with the economic environment trend creating significant, but temporary, negative impact on ChinaNet's business.

The Macro-economic Control Policy

- In order to curb inflation and increase macro-economic, from Jan 21 of 2010 to June of 2011, the central bank has raised the deposit reserve ratio 12 times, adjusted to 21.5% from 16%, representing an increase of 5.5%.
- RMB 4 trillion (USD615 billion) in capitals flow was taken out from the financial system, so borrowing from the normal financial channels becomes harder.



Cash reserve ratio trend
Jan 2010 – Oct 2011
22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
Source : eastmoney.com
2010/1/1
2010/2/1
2010/3/1
2010/4/1
2010/5/1
2010/6/1
2010/7/1
2010/8/1
2010/9/1
2010/10/1
2010/11/1
2010/12/1
2011/1/1
2011/2/1
2011/3/1
2011/4/1
2011/5/1
2011/6/1
2011/7/1
2011/8/1
2011/9/1
2011/10/1

ChinaNet Online

The SMEs' Loan Demand

- In 2010, about 31% SMEs had loan demands.
  - In average, each SME needs a loan of RMB￥1.3 million (USD200,000).
  - With an estimated 6 million operating SMEs, the financing gap is RMB 2.5 trillion.
  - 45% of SMEs need loans below RMB￥ 500,000, 63% need loans below RMB￥100 million or less.

Financing demand of SMEs (2010)



18%
51%
31%
Not sure
No
Yes

SMEs' demand of financial amount



24%
21%
18%
13%
10%
9%
4%
Under ￥200K(24%)
￥201K - ￥500K(21%)
￥501K - ￥1M(18%)
￥1.01M - ￥2M(13%)
￥2.01M - ￥5M(10%)
Above ￥5M(9%)
Not sure(4%)

Source：Alibaba.com

Status of SMEs Under Macro-control

Example: Wenzhou

- The President of Wenzhou SMEs Development Association, Mr. Zhou Dewen, said the current Wenzhou private lending interest rate is at the highest level in history. The existing monthly interest rate is 2% to 6%, up to 15% per month, representing an annual interest rate of 180%. One business owner said that the industrial gross margin of most SMEs will not exceed 10% and the highest is between 3% to 5%. Such high rates of private lending make it easy to push companies off the cliff.

Financing needs and financial channels （July 2011）


63% of SMEs have financial needs
76% of SMEs' financial needs less than 1million RMB

Annual interest rate trend of private lending in Wenzhou


26%
26%
25%
25%
24%
24%
23%
23.01%
24.14%
24.81%
24.43%
24.60%
24.38%
24.47%
25.09%
25.44%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Source：Alibaba.com

SMEs Underperformed State-owned Corporations

- In 2010, SMEs underperformed state-owned corporations, far below their enomic development:
  - Exporting SME revenue grew by 7.3%, slightly lower than the growth of first half year GDP.
  - Overall SME revenue grew 3.7%, an increase over the first half year decrease of 3%. In the future they may fall further.
  - 2010 China GDP growth rate was 9.9%, of which state-owned enterprise revenue grew 32.5%, and SMEs only grew by 8.3% - just one quarter of state-owned enterprises.


SMEs revenue year on year
2009 - 2010
10%
5%
0%
-5%
-10%
0.20%
1.70%
4.20%
8.20%
7.30%
-5.50%
-3.00%
-1.10%
6.60%
3.70%
Jan-May 2009
Jan-Sep 2009
Jan-Jun 2010
Jan-Dec 2010
Foreign trade SMEs
Internal trade SMEs


Revenue growth year on year in 2010
(SMEs vs. State-owned enterprise)
40.00%
30.00%
20.00%
10.00%
0.00%
8.30%
32.50%
SMEs
State-owned enterprise

Source : Alibaba.com

ChinaNet Online

Bank Lending Policies Under Macro-control

Banks reduce lending to SMEs based on the principles of drawing on the advantages and avoiding risk

- The principle of drawing on the advantages
  - Because of microfinance loans and high frequency of SMEs and high cost of banking services, banks are reluctant to make loans for SMEs.
- The principle of avoiding risk
  - Most SMEs are private enterprises and the financial management is not standardized. Bank lending to SMEs is therefore very cautious.
  - Mortgages and guarantees are important tools to protect bank interests when they loan to the enterprises with a lack of information. But most SMEs have few assets, and generally lack available collateral assets such as land or real estate.

Financing object of bank



SMEs
20%
Large enterprise
80%

Financing cost comparison
(average annual interest)



8.5%
20%
40%
Bank interest
Private average interest
Private maximum interest

Source：Alibaba.com

SMEs Capital Chain Status

Bank borrowing is difficult and rare for SMEs, leading them mainly to private loans. Private borrowing cost is very high, it results in tremendous survival pressure on SMEs.



SMEs
Bank
Private lending
Interest : 6-8%
Agency
Relations
Interest : 20-40%

Annual interest rate trend of private lending in Wenzhou



26%
26%
25%
25%
24%
24%
23%
23.01%
24.14%
24.81%
24.43%
24.60%
24.38%
24.47%
25.09%
25.44%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Source : Alibaba.com

ChinaNet Online

FACTORS THAT LEAD TO BUSINESS CHALLENGES

Revenue Challenges

High degree of industrial concentration, competition with low profit margins and close product homogeneity are the main reasons for the challenge of SME revenues. Advertising expenditure is often the first budget expense to cut.

- According to a survey by the Chinese Academy of Sciences, after the financial crisis, 40% of SMEs filed bankruptcy, another 40% are struggling, and only about 20% were in normal operation.
- Facing low profit margins in general, SMEs will seek alternatives to enhance the profit, and in-house marketing is one of the choices.

Economic crisis influence on China SMEs


Non-influence 20%
Bankrupt 40%
Struggle 40%


Net profit rate of SMEs
50%
27.80%
22.20%
Under 2%
2% - 5%
Above 5%

Source : An Investigation on the Status of Medium and Small Enterprises

SME Revenue Challenges

- In 2010, SMEs operation faced the survival test
  - SMEs profitability continued to decline, profit margins fell by more than 10%, representing the biggest drop since 2009.
  - Economies continues to be polarized, the SMEs are under sever situation in comparison with state owned enterprises.

Net profit rate of SMEs year on year
2009 - 2010



5.00%
0.00%
-5.00%
-10.00%
-15.00%
Jan-Apr 2009
Jan-Jun 2009
Jan-Sep 2009
Jan-Jun 2010
Jan-Dec 2010
0.30%
1.20%
-3.00%
-3.60%
-4.20%
-4.70%
-2.40%
-4.70%
Foreign trade SMEs
Internal trade SMEs

Net profit year on year(2010)
(SMEs vs. State-owned enterprise



60.00%
40.00%
20.00%
0.00%
-20.00%
43.10%
-3.10%
SMEs
State-owned enterprise

Source：Alibaba.com

Changes in Product Sales Price

- In 2010, the product sales prices of SMEs rose only 4.5% y-o-y:
  - Despite the pressure of rising costs, strong competition restricted sales price increases.
  - Because the products and services provided by SMEs are closest to the final consumption, we estimate that 2010 CPI will rise 4.5%.



Product selling price year on year （2010）
2.8%
5.5%
0.9%
1.2%
4.5%
12.2%
4.0%
11.3%
35.0%
22.6%
Increase above 50% -2.8%
Increase 31%-50% 4.0%
Increase 11%-30% -11.3%
Increase 6%-10% -22.6%
Essentially flat (±5%) -35.0%
Reduce 6%-10% -12.2%
Reduce 11%-30% -4.5%
Reduce 31%-50% -1.2%
Reduce above 50% -0.9%
Not sure -5.5%

Source：Alibaba.com

ChinaNet Online

FACTORS THAT LEAD TO BUSINESS CHALLENGES: COSTS

RAW MATERIAL COSTS ARE INCREASING

Cost of Raw Material

Facing shrinking profits against foreign brands and domestic retailers, coupled with rising costs, SME performance has suffered.



Agricultural products (corn) futures prices trend



Cotton futures price trend （recent retreat）



International crude oil futures prices trend

Source：Sina.com



Metals (copper) futures prices trend

Inventory Level of Raw Materials

- Because of cost pressure from increases of raw materials, more than 53% of manufacturing SMEs are storing raw materials for more than six months.

Status of raw material inventory
End of Dec 2010


15%
47%
38%
Does not meet manufacturing requirements
Meet half year manufacturing requirements
Meet 1 year manufacturing requirements

Source：Alibaba.com

ChinaNet Online

EXCHANGE RATE AND FIXED ASSET COSTS INCREASING

SME Cost Increases

Rising Exchange Rate against US and Increasing fixed asset costs

The Dollar has continued to fall, resulting in appreciation of RMB. Because international trade is usually in U.S. dollars, the exchange cost of export-oriented enterprises has been increased.

Fixed asset prices rose rapidly in 2009, such as Construction equipment, leading to increased pressure on SMEs.

US dollar exchange RMB trend


美元兑人民币中间价 12 个月走势
中间价
2011-08-05 00:00:01
6.7842
6.7554
6.7266
6.6978
6.6690
6.6402
6.6114
6.5826
6.5538
6.5250
6.4962
6.4674
6.4386
10-08-10
09-23
11-12
12-27
11-02-09
03-24
05-08
06-21
08-04

Fixed assets investment price index


Total value (last year = 100)
110
105
100
95
Q4:2009
Q1:2010
Q2:2010
Q3:2010
Q4:2010
Q1:2011
Q2:2011

Source：Sina.com

ChinaNet Online

HR COSTS INCREASING

2009-2010 SME HR Cost Trend

The rise of HR costs in 2010 hit a new high after the financial crisis, reaching 14.8%



SMEs labor cost year over year
2009 - 2010
20.00%
15.00%
10.00%
5.00%
0.00%
3.10%
2.80%
8.10%
6.40%
12.60%
10.00%
10.20%
9.90%
15%
14%
Jan-Apr 2009
Jan-Jun 2009
Jan-Sep 2009
Jan-Jun 2010
Dec 2010
Foreign trade SMEs
Internal trade SMEs
Source：Alibaba.com

ChinaNet Online

Employee Numbers

- Despite the pressure of rising costs, the number of SME employees in 2010 grew 4.3% year-over-year. Business owners remain optimistic about their long-term development.



Number of employees of SMEs y.o.y
(2010)
1%
5%
3%
4%
2%
5%
10%
8%
15%
47%
Increase above 50%
Increase 31%-50%
Increase 11%-30%
Increase 6%-10%
Essentially flat (±5%)
Reduce 6%-10%
Reduce 11%-30%
Reduce 31%-50%

Source：Alibaba.com

ChinaNet Online

Number of Employees

- The employee resignation rate for SMEs in 2010 was 13.6%.
- Average number of resignation for each SME is 10.4 people.
- Average number of employees for each SME is 76.3 people.



Number of resignations for SMEs 2010
2%
2%
2%
1%
3%
5%
22%
10%
17%
36%
0
1-5
5-10
11-20
21-30
31-40
41-50



Number of employees of SMEs
1-5 12%
6-10 14%
11-20 15%
21-30 9%
31-40 6%
41-50 7%
51-80 10%
81-100 7%
101-200 10%
201-300 4%
301-400 2%
401-500 1%
Above 500 3%
0%
5%
10%
15%
20%

Source：Alibaba.com

ChinaNet Online

CONCLUSION

The Severity of the Crisis

- State Ministry statistics showthe first two months of this year, a loss of the operating conditions of above-scale SMEs reached 15.8%, up 0.3% over the period. The loss amounted to a growth rate of 22.3%. This is only the operating conditions of larger SMEs. The Ministry said that the loss of smaller businesses may be more serious.
- Premier Wen Jiabao recently visited Wenzhou. He stressed that the financial support for SMEs should follow market principles, to reduce administrative intervention, market risk and moral hazard.
- Zhejiang provincial government said: study and plan to implement solutions to SME financing difficulties and stabilize the financial order. The government introduced more than 20 specific initiatives, and set up 11 provincial service group to help SMEs solve practical problems.
- Wenzhou government coordinated with 25 banks in Wenzhou and issued a statement saying that “do not draw money, do not push loans”, to support the plight of SMEs and stabilize entrepreneur sentiment.
- Treasury Department data shows that in August, the increase of enterprise income tax (reflecting the economic efficiency of enterprises) significant declined ,from July's 34.4% down to 17.9%. If the large state-owned enterprises can support the state's corporate income tax revenue ratio, the corporate income tax can not decline 50% in August. It is undeniable that SMEs are in a challenging position.

Source : people.com.cn, xinhua.com, Ministry of Industry and Information Technology

Current Situation of SMEs

SME operation issues：

Higher financing costs

Lower net profit

Higher Operation cost

The reasons：

Government policy to control inflation and real estate

Product homogeneity is serious, the competition is fierce

Price of raw material increases, labor cost increases, price of fixed asset increases, heavy tax rate implemented

Conclusion

- Overall, in 2010 the major difficulties faced by SMEs: cost inflation, decreasing orders, financing challenges and employee retenion.
  - Cost of raw materials, labor logistics and others are rising; purchase prices rose 12.6%, labor costs rose 14.8%.
  - Nearly half of SMEs say that obtaining orders is more difficult.
  - More than two percent of SMEs show shortages of funds and labor, especially foreign trade enterprises.



Operation issues of SMEs
(2010)
Logistics/transportation costs..
18%
Shortage of funds
22%
Labor shortages
24%
RMB exchange rate leading..
36%
Labor costs increase
37%
Product homogeneity is..
43%
Fewer orders
47%
Procurement costs increase
55%
0%
20%
40%
60%

Source：Alibaba.com

ChinaNet Online

The Development Trend of SMEs

- What kind of enterprises can survive in this environment:
  - Enterprises that have sufficient cash flow or short-term financing capacity
  - Enterprises that have more marketing and sales channels
  - Enterprises that are involved in brand management earlier, and generate revenue through self-owned sales channels.

Economic Restructure

The Chinese private enterprises are facing a management structure transformation, from low value-added OEM production to the business model of developing brands and marketing.





Thank you

ChinaNet Online

connecting dreams for success